Exhibit 10.44

AMENDMENT NO. 2
TO
REVENUE SHARING, PARTNERSHIP AND DISTRIBUTION AGREEMENT

This Amendment No. 2 (“Amendment No. 2”) to the Revenue Sharing, Partnership and Distribution Agreement (“RSPDA”) is entered into by and among Oculus Innovative Sciences, Inc., a Delaware corporation (“Oculus”), and Vetericyn, Inc. (“Vetericyn”, and together with Oculus, the “Parties”), a California corporation, as of July 24, 2009, by and among the Parties.

RECITALS

A.           Oculus and Vetericyn previously entered into that certain Revenue Sharing Distribution Agreement effective January 26, 2009, as amended by Amendment No. 1 dated February 24, 2009.

B.           The Parties wish to modify certain terms of the Agreement on the terms and subject to the conditions set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and representations contained in this Amendment No. 2 and the RSPDA, as previously amended, the Parties hereto agree as follows:

1.           Section 10.3 Change of Control shall be amended in its entirety to read as follows:

10.3 Change of Control.  Within sixty (60) days of a Change in Control at the Company, and notwithstanding any provision of this Agreement to the contrary, including without limitation Section 3.3, Distributor may elect at its own expense, to immediately transfer (by way of a non-exclusive license) one or more of the Company’s manufacturing lines that produce the Vetericyn formula for the Solutions.  Upon the election to transfer, Distributor would have the exclusive right to manufacture and Package Vetericyn or any derivative thereof, in the Market during the Term.  Upon such election by Distributor, the Revenue Sharing feature of this Agreement shall be terminated, and in consideration, the Company, or its successors, would receive a one-time, nonrefundable payment for the manufacturing lines(s) on a mutually agreed upon price, in any event not to exceed the Company’s original cost for such manufacturing lines(s) and a perpetual ten (10%) royalty on net sales related to the sales of Vetericyn or any derivative product thereof, for the Term. Upon receipt of payment by Company from Distributor, Company shall issue a bill of sale to Distributor transferring title of the manufacturing line(s) to Distributor.  The Company, or its successors, would agree to provide, at Distributor’s expense, commercially reasonable technical assistance to Distributor to facilitate the transfer process.

2.           Exhibit A. Exhibit A to the RSPDA is amended in its entirety by Exhibit A – Revised 7/24/09 attached hereto.

3.           Conflict.  In the event of any conflict between the provisions of this Amendment No. 2 and the provisions of the RSPDA, as previously amended, the provisions of this Amendment No. 2 shall prevail and the provisions of the RSPDA, as previously amended, shall be deemed modified by this Amendment No. 2 as necessary to resolve such conflict.

4.           Effect of Amendment.  Except as expressly amended by this Amendment No. 2 and/or by the preceding sentence, the terms and provisions of the RSPDA, as previously amended, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to be effective as of July 24, 2009.

OCULUS INNOVATIVE SCIENCES, INC.		VETERICYN, INC.

By:	/s/Jim Schutz	By:	/s/Robert Burlingame
Name:	Jim Schutz	Name:	Robert Burlingame
Title:	General Counsel	Title:	Chief Executive Officer

EXHIBIT A

PRODUCTION VOLUME QUANTITY AND PRICING SCHEDULE

AS AMENDED JULY 24, 2009

Available Vetericyn bottle sizes:

240 ml, 500 ml, 1 gallon, 5 liters

New Products:

From time to time, the Parties may introduce new products and packaging, as described in Section 1.8.  Any such new products and/or packaging shall be subject to a similar revenue sharing mechanism as described below.

Revenue Sharing & Pricing (in $USD):

Definitions:

Oculus Base Price (“OBP”) is [    ]* per Bottles Sold, regardless of bottle
Size.  (OBP is paid regardless of Vetericyn’s operating results.)

Vetericyn Base Price (“VBP”) is [    ]* per Bottles Sold.

Net Revenue is gross revenue less (1) discounts, (2) allowances,
(3) shipping costs, and (4) incentive markups to independent representatives, dealers and distributors.

Net Average Sales Price (“ASP”) is Net Revenue divided by the number of Bottles Sold plus the number of sample/promotional bottles distributed.
It is calculated on all sales.

Bottles Sold is the number of bottles sold to customers, excluding the
Number of sample/promotional bottles distributed.

Cost of Manufacturing is expenses directly related to the manufacturing of Vetericyn products, which includes cost of materials such as bottles, labels and solution, direct labor and benefits, shipping, laboratory and expendable supplies, depreciation, repairs and maintenance, rent and utilities directly related to the manufacturing.

Selling Expenses are costs directly related to the sale and distribution of the Vetericyn products only, which includes salaries and related benefits, commissions not included as a deduction of the ASP, supplies, postage, telephone, conferences, advertising, travel and marketing material.

* Confidential material redacted and separately filed with the Commission

General and Administrative Expenses are costs directly related to the sales and administration of the Vetericyn products, which includes salaries and benefits, legal fees, supplies, consulting, postage, insurance and bank charges.

Allocations of expenses will be mutually agreed upon.

Calculations and Definitions:

Net Profit (Loss) Before OBP and Revenue Sharing (“NPBOR”) is Net
Revenue minus Cost of Manufacturing, Selling Expenses and General and
Administrative Expenses.

Net Profit (Loss) Before Revenue Sharing (“NPBR”) is NPBOR minus OBP.

Cumulative Net Profit (Loss) Before Revenue Sharing (“CNPBR”) is the monthly NPBR added together from January 1, 2009 to the latest month end.

Revenue Sharing (“RS”) to each party is [    ]* of ASP – (OBP+VBP), but does not begin until CNPBR is positive and it applies only in months where NPBR is positive.

Oculus Shared Revenue (“OSR”) is [    ]* of ASP – (OBP+VBP), except that:

1.	If CNPBR is zero or negative, then OSR is zero, or

2.	If NPBR is zero or negative, then OSR is zero, or

3.	f OSR is greater than CNPBR for the month, then OSR shall
be equal to CNPBR.

Minimum Order:

Minimum ordering quantity per purchase order to be placed with Oculus under this Agreement shall not be less than one full pallet per shipment and may be comprised of any combination of the product sizes noted above.  For purposes of clarity and in an effort to maximize shipping efficiency, no partial pallet orders will be acceptable unless pursuant to replacement orders for warranty replacements.

The Parties agree to meet at least once per year to review this Exhibit A, as amended, and any new product offerings in the veterinary market.  The Parties further agree to work in good faith to study best locations for bottling and final finished manufacturing.

Above prices are DDP, Delivered Duty Paid, from Oculus’ manufacturing plant in Zapopan, Mexico, to Vetericyn’s warehouse in Rialto, California.

* Confidential material redacted and separately filed with the Commission

VETERICYN, INC		CONFIDENTIAL
Operating Projection	Oculus Base Price (OBP) = $[ ]* / Bottle (Paid regardless of Vetericyn operating results.)
2009-2010	Vetericyn Base Price (VBP) = $[ ]* / Bottle
Exhibit A Attachment - 7/24/09	Net Average Sales Price (ASP) = Average Selling Price less discounts and allowances, shipping
(Calculated on all sales, including sales to/through Independent Reps, Dealers, Distributors and Internet sales. Net ASP is after deduction of incentive markups on sales to/through
Independent Reps, Dealers and Distributors.)
Revenue Sharing at [ ]*% to each party calculated on Net ASP - (OBP + VBP)
(Revenue Sharing begins only after Vetericyn is operating profitably on a cumulative basis and applies only in months where Vetericyn operated profitably.)

2009
			Actual		Actual		Actual		Actual		Actual		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Total
			Jan-09		Feb-09		Mar-09		Apr-09		May-09		Jun-09		Jul-09		Aug-09		Sep-09		Oct-09		Nov-09		Dec-09		2009

Bottles Sold: Net ASP / Bottle	[	]*									[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Revenue:																											0
Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Less: Returns & Allowances	[	]*%											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Less: Cash Discounts	[	]*%											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Net Revenue			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
0
Cost of Manufacturing:																											0
Vetericyn Base Cost / Bottle	[	]*					[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Materials - Bottling & Packaging	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Shipping (UPS Ground - netted from ASP above)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Lab Supplies													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Freight-In													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Direct Labor (#6)	[	]*											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Employee Benefits (included above)													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Depreciation Expense	[	]*									[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Repairs & Maintenance													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Expendable Supplies													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Rent	[	]*					[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Utilities											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Total Cost of Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Selling Expense:
Salaries – Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Employee Benefits (included in Wages)			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Other Temporary Labor									[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Commission (in-house sales reps)	[	]*											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Marketing Expense			[	]*			[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Samples					[	]*	[	]*					[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Office Supplies			[	]*									[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Postage					[	]*			[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Dues & Subscriptions			[	]*									[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Telephone					[	]*							[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Conference & Seminars			[	]*	[	]*			[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Advertising - Print			[	]*	[	]*							[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Advertising - TV													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Travel			[	]*	[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Auto					[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Meals & Entertainment									[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Trade Shows			[	]*	[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Credit Card Fees							[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Brochures & Printing					[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Total Selling Expense			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Gen'l & Admin Expense:																											0
Salaries - Administration							[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Legal Fees					[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Sales Tax													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Office Supplies					[	]*	[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Rent													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Permits & Licenses							[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Consulting									[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Postage							[	]*	[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Telephone									[	]*			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Donations													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Bank Charges													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Business Insurance					[	]*							[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Office Machines													[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Misc							[	]*					[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Total G & A Expense			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Profit (Loss) Before OBP and Revenue Sharing			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

OBP (Oculus Base Price)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Profit (Loss) Before Revenue Sharing			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Cumulative Net Profit (Loss) Before Revenue Sharing			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Revenue Sharing
VBP (Vetericyn Base Price)	[	]*

Oculus Shared Revenue = [ ]*% x (ESP-(OBP+VBP))																							[	]*	[	]*
Limited to Net Profit Before Revenue Sharing																							[	]*	[	]*	[	]*

Net Profit - Vetericyn			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Cash Flow - Oculus											[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

* Confidential material redacted and separately filed with the Commission

VETERICYN, INC
Operating Projection
2009-2010
Exhibit A Attachment - 7/24/09

2010
				Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Forecast		Total
				Jan-10		Feb-10		Mar-10		Apr-10		May-10		Jun-10		Jul-10		Aug-10		Sep-10		Oct-10		Nov-10		Dec-10		2010

Bottles Sold:	Net ASP / Bottle	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Revenue:																												0
	Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Less: Returns & Allowances	[	]*%	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Less: Cash Discounts	[	]*%	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Net Revenue			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
0
Cost of Manufacturing:																												0
	Vetericyn Base Cost / Bottle	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Materials - Bottling & Packaging	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Shipping (UPS Ground - netted from ASP above)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Lab Supplies			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Freight-In			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Direct Labor (#6)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Employee Benefits (included above)				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Depreciation Expense	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Repairs & Maintenance			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Expendable Supplies			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Rent	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Utilities			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Total Cost of Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Selling Expense:
	Salaries - Sales			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Employee Benefits (included in Wages)				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Other Temporary Labor			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Commission (in-house sales reps)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Marketing Expense			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Samples			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Office Supplies			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Postage			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Dues & Subscriptions			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Telephone			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Conference & Seminars			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Advertising - Print			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Advertising - TV			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Travel			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Auto			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Meals & Entertainment			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Trade Shows			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Credit Card Fees			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Brochures & Printing			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Total Selling Expense			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Gen'l & Admin Expense:																												0
	Salaries - Administration			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Legal Fees			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Sales Tax			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Office Supplies			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Rent			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Permits & Licenses			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Consulting			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Postage			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Telephone			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Donations			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Bank Charges			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Business Insurance			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Office Machines			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Misc			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
	Total G & A Expense			[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Profit (Loss) Before OBP and Revenue Sharing				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

	OBP (Oculus Base Price)	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Profit (Loss) Before Revenue Sharing				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Cumulative Net Profit (Loss) Before Revenue Sharing				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Revenue Sharing
	VBP (Vetericyn Base Price)	[	]*

Oculus Shared Revenue = [ ]*% x (ESP-(OBP+VBP))				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*
Limited to Net Profit Before Revenue Sharing				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Profit - Vetericyn				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

Net Cash Flow - Oculus				[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*	[	]*

* Confidential material redacted and separately filed with the Commission